MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR THE PERIOD BEGINNING JUNE 14, 2001 AND ENDING JUNE 30, 2001

Name of Debtor:  Florafax Financial Services, Corp. et al.
Case Number:  01-16333-BKC-RAM to 01-16337-BKC-RAM
Date of Petition:  June 13, 2001



            1 Cash at beginning of period                                                    $   (59,620.38)
            2 RECEIPTS:
              A.               Cash sales
                               Less:  cash refunds
                               Net cash sales
              B                Collection on postpetition AR
              C                Collection on prepetition AR                                    2,356,165.28
              D                Other receipts                                                      1,646.25
                                                                                        --------------------
            3 TOTAL RECEIPTS                                                                   2,357,811.53
            4 TOTAL CASH AVAILABLE FOR OPERATIONS                                              2,298,191.15
            5 A.               US Trustee Quarterly Fee
              B                Net payroll                                                       138,425.33
              C                Net payroll taxes paid                                             48,695.99
              D                Sales and use taxes                                                33,551.89
              E                Other taxes                                                           102.53
              F                Rent                                                                   10.00
              G                Other leases                                                        1,335.25
              H                Telephone
              I                Utilities                                                             883.35
              J                Travel and entertainment                                           10,955.90
              K                Vehicle expenses
              L                Office supplies                                                     5,724.66
              M                Advertising                                                        12,801.41
              N                Insurance
              O                Purchases of fixed assets
              P                Purchases of inventory                                             84,008.54
              Q                Manufacturing supplies
              R                Repairs and maintenance                                               300.00
              S                Other operating expenses                                           28,890.04

                                                                                        --------------------
            6 TOTAL DISBURSEMENTS                                                                365,684.89
                                                                                        --------------------
            7 TOTAL CASH DISBURSEMENTS                                                       $ 1,932,506.26
                                                                                        ====================

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR THE PERIOD BEGINNING JULY 1, 2001 AND ENDING JULY 31, 2001

Name of Debtor:  Florafax Financial Services, Corp. et al.
Case Number:  01-16333-BKC-RAM to 01-16337-BKC-RAM
Date of Petition:  June 13, 2001



            1 Cash at beginning of period                                                    $ 1,932,506.26
            2 RECEIPTS:
              A.               Cash sales
                               Less:  cash refunds
                               Net cash sales
              B                Collection on postpetition AR
              C                Collection on prepetition AR                                    1,019,843.02
              D                Other receipts                                                 11,265,295.95  *
                                                                                        --------------------
            3 TOTAL RECEIPTS                                                                  12,285,138.97
            4 TOTAL CASH AVAILABLE FOR OPERATIONS                                             14,217,645.23
            5 A.               US Trustee Quarterly Fee
              B                Net payroll                                                       148,807.09
              C                Net payroll taxes paid                                             53,075.65
              D                Sales and use taxes                                                   696.64
              E                Other taxes
              F                Rent                                                               25,427.18
              G                Other leases                                                        2,005.00
              H                Telephone                                                          55,748.70
              I                Utilities                                                           5,219.55
              J                Travel and entertainment                                           12,545.82
              K                Vehicle expenses
              L                Office supplies                                                    26,144.55
              M                Advertising                                                        64,424.19
              N                Insurance
              O                Purchases of fixed assets
              P                Purchases of inventory                                             47,076.14
              Q                Manufacturing supplies
              R                Repairs and maintenance                                             6,835.61
              S                Other operating expenses                                       13,769,639.11  **

                                                                                        --------------------
            6 TOTAL DISBURSEMENTS                                                             14,217,645.23
                                                                                        --------------------
            7 TOTAL CASH DISBURSEMENTS                                                       $            -
                                                                                        ====================



* Includes $10,710,000 received upon the sale of the assets and operations of the Debtor to Teleflora LLC on July 10, 2001. See Attachment 8 - Significant Developments.


** Includes $10,710,000 received from the sale of the Debtor to Teleflora LLC on July 10, 2001 that was paid to Bank of America pursuant to the terms of a credit agreement with the Debtor's parent, Gerald Stevens, Inc. See Attachment 8 - Significant Developments.